SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              November 21, 1997


                            CLAIRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



        NEVADA                          33-55254-33            87-0467224
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                         Identification Number)


7373 NORTH SCOTTSDALE ROAD
SUITE B-169
SCOTTSDALE, ARIZONA                                    85253
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (602) 483-8700



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Item 2.            Acquisition or Disposition of Assets

On November 21, 1997, Claire Technologies, Inc. ("Claire") entered into two separate merger agreements whereby Orion Preventive Medicine, Inc. ("Orion") and Allied Health Partners, Inc. ("Allied") were merged into Olympic Rehabilitation Services, Inc. ("Olympic"). Olympic, a wholly owned subsidiary of Claire, was the surviving corporation. The sole consideration for the subject mergers was the issuance of a total of 12,500,000 shares of common stock of Claire to the former shareholders of Orion and Allied in exchange for the surrender of all of the issued and outstanding stock of those corporations. The statutory merger agreements were structured so as to qualify as a tax free reorganization under the Internal Revenue Code for the shareholders of Orion and Allied.

Prior to the mergers, both Orion and Allied were engaged in the provision of contract physical, occupational and activity therapy services to various hospitals and other medical providers and, in addition, Allied provided management services to several free standing rehabilitation facilities. All of those therapy and management services will continue to be offered by Olympic, as the surviving corporation, and Olympic intends to actively pursue additional rehabilitation service contracts in the states of Mississippi, Arkansas, Louisiana and Tennessee. Richard Kellar, the former president of Allied, will serve as the President and Chief Operating Officer of Olympic. He will be assisted by Linda Holliman, also formerly associated with Allied, who will serve as an operations and marketing consultant.

Item 7.  Financial Statements and Exhibits.

Information is provided as detailed in Item 601 of Regulation S-B and is incorporated by reference from previously filed Form 10-QSB, September 30, 1997


         Exhibit Number                                       Description

                  A. Acquisition Agreements, effective November 21, 1997 will be filed under cover of Form 8-K/A within the required time period.

                  B.                Agreements and Plans of Merger will be filed
                                    under   cover  of  Form  8-K/A   within  the
                                    required time period.

                  C. Audited financial statements of the acquired entities will be filed under cover of Form 8-K/A within the required time period.

                  D.                Unaudited   proforma   balance   sheet   and
                                    statement of operations as of November 21, 1997 are included in this filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)      CLAIRE TECHNOLOGIES, INC.


                  /s/ Jan Wallace
                           Jan Wallace
                           President


Date                       December 5, 1997



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                                                                     Exhibit D

                     CLAIRE TECHNOLOGIES, INC. & SUBSIDIARY
                          (A Development Stage Company)
                                  BALANCE SHEET
                                   (Unaudited)
                                November 21,1997

                                                                            Acquired        Acquisition      Consolidated
                                                           Claire          Subsidiary          Entry           Pro Forma
                                                       --------------    -------------    --------------    -------------
ASSETS
   CURRENT ASSETS
       Cash in bank                                    $          244    $      76,410    $                 $      76,654
       Accounts Receivable (Net of allowance for
           doubtful accounts of $402,038)                           0        1,118,526                          1,118,526
       Loan receivable                                         70,000                0                             70,000
       Prepaid Expenses                                             0            7,103                              7,103
                                                       --------------    -------------    --------------    -------------

                               TOTAL CURRENT ASSETS            70,244        1,202,039                          1,272,283

   PROPERTY, PLANT AND
       EQUIPMENT (NET)                                         21,182          478,099                            499,281

   OTHER ASSETS
       Organizational Cost                                          0              228                                228
       Deposits                                                     0            3,460                              3,460
                                                       --------------    -------------    --------------    -------------
                                                                    0            3,688                              3,688
                                                       --------------    -------------    --------------    -------------
                                                       $       91,426    $   1,683,826    $                 $   1,775,252
                                                       ==============    =============    ==============    =============

LIABILITIES & EQUITY
   CURRENT LIABILITIES
       Accounts payable                                $       14,579    $      18,096    $                 $      32,675
       Accrued expenses - related parties                       6,600           37,256                             43,856
       Accrued expenses- other                                      0          231,199                            231,199
                                                       --------------    -------------    --------------    -------------

                          TOTAL CURRENT LIABILITIES            21,179          286,551                            307,730

   LONG TERM LIABILITIES
       Notes Payable                                                0          121,171                            121,171
                                                       --------------    -------------    --------------    -------------

                                  TOTAL LIABILITIES            21,179          407,722                            428,901

   STOCKHOLDERS' EQUITY Common Stock $.001 par value:
           Authorized - 50,000,000 shares
           Issued and outstanding
           3,319,168 shares *                                   3,319                0            12,500           15,819
       Additional paid-in capital                           3,193,370                0           (12,500)**     3,180,870
       Earnings (Deficit) accumulated during the
           development stage                               (3,126,442)       1,276,104                         (1,850,338)
                                                       --------------    -------------    --------------    -------------

                         TOTAL STOCKHOLDERS' EQUITY            70,247        1,276,104                          1,346,351
                                                       --------------    -------------    --------------    -------------

                                                       $       91,426    $   1,683,826    $                 $   1,775,252
                                                       ==============    =============    ==============    =============

       * Reflects 4-for-1 reverse split which was approved June 30, 1997. ** 12,500,000 shares of stock were issued to acquire the subsidiary

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                     CLAIRE TECHNOLOGIES, INC. & SUBSIDIARY
                          (A Development Stage Company)
                             Pro Forma Consolidated
                             STATEMENT OF OPERATIONS
                              to November 21, 1997
                                   (Unaudited)

                                                                                             Acquired        Consolidated
                                                                             Claire         Subsidiary         Pro Forma
                                                                         -------------    --------------    -------------
Service Revenue                                                          $           0    $    3,189,895    $   3,189,895
Rental Revenue                                                                       0           372,674          372,674
                                                                         -------------    --------------    -------------
                                                          GROSS PROFIT               0         3,562,569        3,562,569

General and Administrative expenses                                            110,392         2,076,577        2,186,969
Depreciation and amortization                                                    3,946            87,424           91,370
Interest expense                                                                27,516            25,432           52,948
Bad debts                                                                       17,500           402,038          419,538
                                                                         -------------    --------------    -------------
                                                                               159,354         2,591,471        2,750,825
                                                                         -------------    --------------    -------------

                                 NET INCOME (LOSS) BEFORE INCOME TAXES        (159,354)          971,098          811,744

INCOME TAXES                                                                         0                 0                0
                                                                         -------------    --------------    -------------

                                                     NET INCOME (LOSS)   $    (159,354)   $      971,098    $     811,744
                                                                         =============    ==============    =============

Net income (loss) per weighted average share                             $        (.07)              N/A    $         .05

Weighted average number of common shares used to
   compute net income (loss) per weighted average share                      2,429,419                 0       14,929,419
                                                                         =============    ==============    =============

   The subsidiary is not showing income tax expense as the entities that merged into the subsidiary were previously Limited Liability Companies with a shareholder responsible for the income taxes.

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